SUPPLEMENT DATED AUGUST 4, 2021 TO
THE PROSPECTUS DATED APRIL 9, 2021 AND THE
CURRENT STATEMENT OF ADDITIONAL INFORMATION OF
VANECK VECTORS ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus and the current Statement of Additional Information ("SAI") for VanEck Vectors® ETF Trust (the "Trust") regarding VanEck Vectors Digital Transformation ETF (the "Fund"), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective August 4, 2021, Van Eck Associates Corporation, the investment adviser to the Fund (the "Adviser") has agreed to lower the management fee for the Fund from 0.65% to 0.50%.

Accordingly, effective on August 4, 2021, the Fund's Prospectus is supplemented as follows:

The "Annual Fund Operating Expenses" and "Expense Example" tables (including the related footnotes) as included under the Fund's "Summary Information" section of the Prospectus are hereby deleted and replaced with the following:

VANECK VECTORS DIGITAL TRANSFORMATION ETF

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses(a)(b)	0.00%
Total Annual Fund Operating Expenses(b)	0.50%
(a) "Other Expenses" are based on estimated amounts for the current fiscal year.
(b)    Van Eck Associates Corporation (the "Adviser") will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least February 1, 2023.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$51
3	$160

The "Management of the Funds-Investment Adviser" section of the Prospectus is hereby deleted and replaced with the following:

Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to the Fund (the "Investment Management Agreement"), Van Eck Associates Corporation serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Fund. As of June 30, 2021, the Adviser managed approximately $80.26 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement will be available in the Trust’s annual report for the period ended September 30, 2021.

Pursuant to the Investment Management Agreement, the Adviser is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to the Fund, the Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.50% of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay all such offering costs until at least February 1, 2023.

Prior to August 4, 2021, for its services to the Fund, the Fund paid the Adviser an annual unitary management fee equal to 0.65% of its average daily net assets.

Additionally, the section entitled "Management" in the SAI with respect to the Fund is hereby supplemented as follows:

Effective August 4, 2021, Van Eck Associates Corporation, the investment adviser to the VanEck Vectors Digital Transformation ETF has agreed to lower the management fee for the Fund from 0.65% to 0.50%.

Please retain this supplement for future reference.